Exhibit 99.1

SVB Financial Group Announces Stock Repurchase Program

SANTA CLARA, Calif.—November 13, 2018—SVB Financial Group (“SVB” or the “Company”) (NASDAQ: SIVB) today announced that its Board of Directors has authorized a stock repurchase program that enables the Company to repurchase up to $500 million of its outstanding common stock. This program expires on November 15, 2019.

“We are pleased that our healthy balance sheet and continued strong financial performance put us in a position to invest in our growth and maintain ample liquidity, while simultaneously being able to return capital to stockholders through a repurchase program,” said Greg Becker, President and CEO of SVB Financial Group.

Under the stock repurchase program, the Company may, from time to time and on or before the program’s expiration date, repurchase shares of its outstanding common stock in the open market, in privately-negotiated transactions, or otherwise, subject to applicable laws and regulations. The extent to which the Company repurchases its shares, and the timing of such repurchases, will depend upon a variety of factors, including market conditions, regulatory requirements, availability of funds, and other relevant considerations, as determined by the Company. The Company may, in its discretion, begin, suspend or terminate repurchases at any time prior to the program’s expiration, without any prior notice. Repurchases may also be made pursuant to a trading plan under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, which would permit shares to be repurchased when the Company might otherwise be precluded from doing so because of self-imposed trading blackout periods or other regulatory restrictions. The Company expects to finance repurchases under the program with available cash balances.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts, and involve risks and uncertainties that could result in the Company’s actual results differing materially from those projected in the forward-looking statements. In this release, the Company makes forward-looking statements regarding its plans to repurchase, from time to time, its common stock under the stock repurchase program. There are various important factors that could cause actual events to differ from such forward-looking statements, including, among others, the market price of the Company’s common stock prevailing from time to time, the Company’s cash flows, other business or investment opportunities of the Company, and general economic and market conditions. For information about other important factors that could cause actual results to differ materially from those discussed in the forward-looking statements contained in this release, please refer to the Company’s public reports filed with the U.S. Securities and Exchange Commission, including its most recently-filed quarterly or annual report. The forward-looking statements included in this release are made only as of the date of this release and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made.

About SVB Financial Group

For 35 years, SVB Financial Group (NASDAQ: SIVB) and its subsidiaries have helped innovative companies and their investors move bold ideas forward, fast. SVB Financial Group’s businesses, including Silicon Valley Bank, offer commercial and private banking, asset management, private wealth management, brokerage and investment services and funds management services to companies in the technology, life science and healthcare, private equity and venture capital, and premium wine industries. Headquartered in Santa Clara, California, SVB Financial Group operates in centers of innovation around the world. Learn more at svb.com.

SVB Financial Group is the holding company for all business units and groups © 2018 SVB Financial Group. All rights reserved. SVB, SVB FINANCIAL GROUP, SILICON VALLEY BANK, MAKE NEXT HAPPEN NOW and the chevron device are trademarks of SVB Financial Group, used under license. Silicon Valley Bank is a member of the FDIC and the Federal Reserve System. Silicon Valley Bank is the California bank subsidiary of SVB Financial Group.

Company Contacts:

Meghan O’Leary

Investor Relations

SVB Financial Group

moleary@svb.com

Eileen Nolan

Public Relations

SVB Financial Group

enolan@svb.com